                                                                   EXHIBIT 10.64

                            MASTER LEASE AGREEMENT

MASTER LEASE AGREEMENT ("Master Lease") dated as of 5/6/97 between The CIT Group/Equipment Financing Inc. Lessor),

having a place of business at P.O Box 27248      Tempe       AZ      85285-7248
                              -------------------------------------------------
                              Address            City       State    Zip Code

and Meadow Valley Contractors, Inc.                                   ("Lessee")
    ------------------------------------------------------------------

having a place of business at 4411 South 40th Street   Phoenix   AZ    85040
                              --------------------------------------------------
                              Address                  City     State  Zip code

This Master Lease Agreement provides a set of terms and conditions that the parties hereto intend to be applicable to various transactions for the lease of personal property. Each lease contract shall be evidenced by an equipment schedule ("Schedule)" executed by Lessor and Lessee that explicitly incorporates the provisions of this Master Lease Agreement and that sets forth specific terms of that particular lease contract. Where the provisions of a Schedule conflict with the terms hereof, the provisions of the Schedule shall prevail. Each Schedule shall constitute a complete and separate lease agreement, independent of all other Schedules and without any requirement of being accompanied by an originally executed copy of this Master Lease Agreement. The term "Lease when used herein shall refer to an individual Schedule.

One originally executed copy of this Schedule shall be denominated "Originally Executed Copy No. 1 of 1 originally executed copies and such copy shall be retained by Lessor. If more than one copy of the Schedule is executed by Lessor and Lessee, all such other copies shall be numbered consecutively with numbers greater than 1. Only transfer of possession by Lessor of the originally executed copy denominated "Originally Executed Copy No. 1" shall be effective for purposes of perfecting an interest in such Schedule by possession.


1.   EQUIPMENT LEASED AND TERM.

This Lease shall cover such personal property as is described in any Schedule executed by or pursuant to the authority of Lessee accepted by Lessor in writing and identified as a part of this Lease (which personal property with all replacement parts, additional repairs, accessions and accessories incorporated therein and/or affixed thereto is hereinafter called the "Equipment"). Lessor here leases to Lessee and Lessee hereby hires and takes from Lessor, upon and subject to the covenants and conditions hereinafter contained, the Equipment described in any Schedule. Notwithstanding the commencement date of the term of this Lease with respect to any item of Equipment, Lessee agrees that all risk of loss of the Equipment shall be on Lessee from and after shipment of the Equipment to Lessee by the seller thereof, F.O.B. seller's point of shipment, the date of such shipment be hereinafter called "date of shipment." The term of this Lease with respect to any item of Equipment shall be for the period as set forth in the Schedule. Lessee hereby gives Lessor authority to insert the actual commencement date and date of first monthly rental for an item of Equipment in any Schedule as well as such items as serial numbers if such are not already inserted when such Schedule executed by Lessee. "Seller" as used in this Lease means the supplier from which Lessor acquired any item of Equipment.

2.   RENT

The aggregate rent payable with respect to each item of Equipment shall be in the amount shown with respect to such item on Schedule. Lessee shall pay to Lessor the aggregate rental for each item of Equipment for the full period and term for which Equipment is leased, such rental to be payable at such times and in such amounts for each item of Equipment as shown in applicable Schedule.

All rent shall be paid at Lessor's place of business shown above, or such other place as Lessor may designate by written notice to Lessee. All rents shall be paid without notice or demand and without abatement, deduction or set off of any amount whatsoever. The operation and use of the Equipment shall be at the risk of Lessee and not of Lessor and the obligation of Lessee pay rent hereunder shall be unconditional.

19.  SPECIAL PROVISIONS



If Lessee is a corporation, this Lease is executed by authority of its Board of Directors. If Lessee is a partnership or joint venture, this Lease is executed by authority of all its partners or co-ventures.

Dated:     5/6/97
      ---------------------

LESSEE:

Meadow Valley Contractors, Inc.
------------------------------------------------------------
Name of individual, corporation or partnership

By /s/ Kenneth D. Nelson           Title  Vice President
  --------------------------------      ---------------------
  If corporation, have signed by President, Vice President
  or Treasurer, and give official title, if owner or partner, state which.


LESSOR:

THE CIT GROUP/EQUIPMENT FINANCING, INC.

By [SIGNATURE ILLEGIBLE]          Title  Scom
  --------------------------------     ---------------------
________________________________________________________________________________
If Lessee is a partnership, enter:
Partners' names                             Home addresses
---------------                             --------------

                                                                  Page 7 of ???

                                                        ________________________
                                                        Date

THE CIT GROUP/EQUIPMENT FINANCING, INC.

P. O. BOX 27248
-------------------------------------------------------
Address

Tempe                            AZ        85285-7248
-------------------------------------------------------
City                             State     Zip Code


Gentlemen:

You are irrevocably instructed to disburse the proceeds of the Schedule of Leased Equipment No. 2 dated __________________________, to Master Lease Agreement dated May 6, 1997, between Meadow Valley Contracting, Inc., as Lessee and the CIT Group/Equipment Financing., as Lessor, as follows:

            Payee Names and Addresses                                                     Amount
-----------------------------------------------                                   --------------------
Meadow Valley Contractors, Inc.                                                   $        158,140,00
                                                                                    ------------------

                                                                                  $ __________________

The CIT Group/Equipment Financing, Inc. (Non Refundable Processing Fees)          $            350,00
                                                                                    ------------------

                                                                                  $ __________________

                                                                                  $ __________________

                                                                                  $ __________________

                                                                                  $ __________________


                                                                  Total Proceeds  $        158,490.00
                                                                                    ------------------

Very truly yours,


Meadow Valley Contractors, Inc.
------------------------------------------------------
By     Gary W. Burnell         Title  VP/CFO
  -----------------------------     ------------------

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